Exhibit 99.1

NEWS

VEECO REPORTS FIRST QUARTER 2018 FINANCIAL RESULTS

First Quarter 2018 Highlights:

•      Revenues of $158.6 million, compared with $94.5 million in the same period last year

•      GAAP net loss of $15.8 million, or $0.34 loss per share

•      Non-GAAP net income of $9.2 million, or $0.20 per diluted share

Plainview, N.Y., May 7, 2018 — Veeco Instruments Inc. (Nasdaq: VECO) today announced financial results for its first quarter ended March 31, 2018.  Results are reported in accordance with U.S. generally accepted accounting principles (“GAAP”) and are also reported adjusting for certain items (“Non-GAAP”). A reconciliation between GAAP and Non-GAAP operating results is provided at the end of this press release.

U.S. Dollars in millions, except per share data

GAAP Results	Q1 ‘18	Q1 ‘17
Revenue	$158.6	$94.5
Net income (loss)	$(15.8)	$1.6
Diluted earnings (loss) per share	$(0.34)	$0.04

Non-GAAP Results	Q1 ‘18	Q1 ‘17
Net income (loss)	$9.2	$4.2
Operating income (loss)	$11.3	$4.8
Diluted earnings (loss) per share	$0.20	$0.11

“2018 is off to a great start with strong sequential and year-over-year revenue growth.  Our Non-GAAP gross margin, operating income, net income and EPS all exceeded our guided ranges,” commented John R. Peeler, Chairman and Chief Executive Officer.  “Sales growth in the first quarter was driven primarily by shipments of our lithography systems into the advanced packaging market, and shipments of MOCVD systems for LED applications.

“As we work towards our goal of being a more diversified company, we are pleased to see orders grow in the Front-End Semi and Advanced Packaging, MEMS & RF Filter markets,” continued Mr. Peeler.  “Our Ultratech integration is also proceeding well and we remain encouraged with Veeco’s growth prospects ahead.”

Guidance and Outlook

The following guidance is provided for Veeco’s second quarter 2018:

•      Revenue is expected in the range of $145 million to $170 million

•      Non-GAAP operating income is expected in the range of $2 million to $11 million

•      GAAP earnings (loss) per share are expected in the range of ($0.45) to ($0.26)

•      Non-GAAP earnings (loss) per share are expected in the range of $0.01 to $0.20

Please refer to the tables at the end of this press release for further details.

Conference Call Information

A conference call reviewing these results has been scheduled for today, May 7, 2018, starting at 5:00pm ET. To join the call, dial 1-800-281-7973 (toll free) or 1-323-794-2093 and use passcode 1840311. Participants may also access a live webcast of the call by visiting the investor relations section of Veeco’s website at ir.veeco.com. A replay of the webcast will be made available on the Veeco website beginning at 8:00pm ET this evening. We will post an accompanying slide presentation to our website prior to the beginning of the call.

New Accounting Standard

The Company adopted the new accounting standard, ASC 606, related to revenue recognition, effective January 1, 2018. The prior periods presented here have been recast to reflect the adoption of this new standard.

About Veeco

Veeco (NASDAQ: VECO) is a leading manufacturer of innovative semiconductor process equipment. Our proven MOCVD, lithography, laser annealing, ion beam and single wafer etch & clean technologies play an integral role in producing LEDs for solid-state lighting and displays, and in the fabrication of advanced semiconductor devices. With equipment designed to maximize performance, yield and cost of ownership, Veeco holds technology leadership positions in all these served markets. To learn more about Veeco’s innovative equipment and services, visit www.veeco.com.

Forward-looking Statements

To the extent that this news release discusses expectations or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These factors include the risks discussed in the Business Description and Management’s Discussion and Analysis sections of Veeco’s Annual Report on Form 10-K for the year ended December 31, 2017 and in our subsequent quarterly reports on Form 10-Q, current reports on Form 8-K and press releases. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements.

-financial tables attached-

Veeco Contacts:

Investors:	Media:
Anthony Bencivenga 516-677-0200 x1308	David Pinto 408-325-6157
abencivenga@veeco.com	dpinto@veeco.com

Veeco Instruments Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

(unaudited)

	Three months ended March 31,
	2018	2017
Net sales	$158,574	$94,499
Cost of sales	101,894	59,999
Gross profit	56,680	34,500
Operating expenses, net:
Research and development	24,320	14,989
Selling, general, and administrative	26,383	19,105
Amortization of intangible assets	13,532	2,867
Restructuring	2,695	1,338
Acquisition costs	1,342	1,361
Asset impairment	—	463
Other, net	(157)	(78)
Total operating expenses, net	68,115	40,045
Operating income (loss)	(11,435)	(5,545)
Interest income (expense), net	(4,622)	(3,342)
Income (loss) before income taxes	(16,057)	(8,887)
Income tax expense (benefit)	(230)	(10,527)
Net income (loss)	$(15,827)	$1,640

Income (loss) per common share:
Basic	$(0.34)	$0.04
Diluted	$(0.34)	$0.04

Weighted average number of shares:
Basic	46,963	39,619
Diluted	46,963	40,140

Veeco Instruments Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	March 31,	December 31,
	2018	2017
Assets
Current assets:
Cash and cash equivalents	$245,525	$279,736
Restricted cash	841	847
Short-term investments	65,130	47,780
Accounts receivable, net	108,219	98,866
Contract assets	1,984	160
Inventories	130,964	120,266
Deferred cost of sales	1,080	15,994
Prepaid expenses and other current assets	29,615	33,437
Total current assets	583,358	597,086
Property, plant and equipment, net	83,100	85,058
Intangible assets, net	356,311	369,843
Goodwill	307,131	307,131
Deferred income taxes	3,281	3,047
Other assets	28,847	25,310
Total assets	$1,362,028	$1,387,475

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$58,273	$50,318
Accrued expenses and other current liabilities	54,297	58,068
Customer deposits and deferred revenue	94,473	112,032
Income taxes payable	1,581	3,846
Total current liabilities	208,624	224,264
Deferred income taxes	36,794	36,845
Long-term debt	278,489	275,630
Other liabilities	10,164	10,643
Total liabilities	534,071	547,382

Total stockholders’ equity	827,957	840,093

Total liabilities and stockholders’ equity	$1,362,028	$1,387,475

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)

(unaudited)

		Non-GAAP Adjustments
Three months ended March 31, 2018	GAAP	Share-Based Compensation	Amortization	Other	Non-GAAP
Net sales	$158,574				$158,574
Gross profit	56,680	554		611	57,845
Gross margin	35.7%				36.5%
Research and development	24,320	(954)			23,366
Selling, general, and administrative and Other, net	26,226	(2,857)		(188)	23,181
Net income (loss)	(15,827)	4,537	13,532	6,985	9,227

Income (loss) per common share:
Basic	$(0.34)				$0.20
Diluted	(0.34)				0.20
Weighted average number of shares:
Basic	46,963				47,022
Diluted	46,963				47,191

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)

(unaudited)

Three months ended March 31, 2018
Restructuring	2,523
Acquisition related	1,342
Release of inventory fair value step-up associated with the Ultratech purchase accounting	514
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	293
Non-cash interest expense	2,859
Other	(8)
Non-GAAP tax adjustment *	(538)
Total Other	6,985

* - The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, incremental transaction-related compensation, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)

(unaudited)

		Non-GAAP Adjustments
Three months ended March 31, 2017	GAAP	Share-based Compensation	Amortization	Other	Non-GAAP
Net sales	$94,499				$94,499
Gross profit	34,500	657		89	35,246
Gross margin	36.5%				37.3%
Research and development	14,989	(429)			14,560
Selling, general, and administrative and Other, net	19,027	(3,100)		(1,361)	14,566
Net income (loss)	1,640	4,186	2,867	(4,504)	4,189

Income (loss) per common share:
Basic	$0.04				$0.11
Diluted	0.04				0.10
Weighted average number of shares:
Basic	39,619				39,619
Diluted	40,140				40,140

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)

(unaudited)

Three months ended March 31, 2017
Restructuring	1,338
Acquisition related	1,361
Asset impairment	463
Accelerated depreciation	89
Non-cash interest expense	2,185
Non-GAAP tax adjustment *	(9,940)
Total Other	(4,504)

* - The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments. Also included in the Non-GAAP tax adjustment is the exclusion of a $4.9 million tax benefit associated with the Convertible Senior Notes, as well as a $4.9 million tax benefit associated with the reversal of a reserve for an uncertain tax position.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, incremental transaction-related compensation, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Non-GAAP Operating Income (loss)

(in thousands)

(unaudited)

	Three months ended	Three months ended
	March 31, 2018	March 31, 2017
GAAP Net income (loss)	$(15,827)	$1,640
Share-based compensation	4,537	4,186
Amortization	13,532	2,867
Restructuring	2,523	1,338
Acquisition related	1,342	1,361
Release of inventory fair value step-up associated with the Ultratech purchase accounting	514	—
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	293	—
Asset impairment	—	463
Accelerated depreciation	—	89
Interest (income) expense	4,622	3,342
Other	(8)	—
Income tax expense (benefit)	(230)	(10,527)
Non-GAAP Operating Income (loss)	$11,298	$4,759

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, incremental transaction-related compensation, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in millions, except per share amounts)

(unaudited)

				Non-GAAP Adjustments
Guidance for the three months ending June 30, 2018	GAAP			Share-based Compensation	Amortization	Other	Non-GAAP
Net sales	$145	-	$170				$145	-	$170

Gross profit	47	-	58	1	—	—	48	-	59
Gross margin	33%	-	35%				33%	-	35%

Net income (loss)	$(21)	-	$(12)	4	14	4	$1	-	$10

Income (loss) per diluted common share	$(0.45)	-	$(0.26)				$0.01	-	$0.20
Weighted average number of shares	47		47				47		47

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Non-GAAP Operating Income (Loss)

(in millions)

(unaudited)

Guidance for the three months ending June 30, 2018
GAAP Net income (loss)	$(21)	-	$(12)
Share-based compensation	4	-	4
Amortization	14	-	14
Restructuring	1	-	1
Acquisition related	1	-	1
Interest expense, net	5	-	5
Income tax expense (benefit)	(2)	-	(2)
Non-GAAP Operating Income	$2	-	$11

Note: Amounts may not calculate precisely due to rounding.

These table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, incremental transaction-related compensation, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.